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                                                      SCHEDULE TO EXHIBIT 10.___


                          MORRISON KNUDSEN CORPORATION

                    SCHEDULE OF RESTRICTED STOCK AGREEMENTS
                             FOR EXECUTIVE OFFICERS

                    (Each dated on or about December 1, 1995)


         Name                        Number of Restricted Shares Granted
         ----                        -----------------------------------

     Douglas L. Brigham                             10,072
     Gregg A. Crockett                               9,512
     Stephen G. Hanks                               31,334
     Alvia L. Henderson                             10,258
     Thomas F. Kealey                               23,501
     Denis M. Slavich                               31,334
     Robert A. Tinstman                             31,334
     Thomas H. Zarges                               26,112